UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	December 5, 2005

China Media1 Corp.
_____________________________________________________________________________________________
(Exact name of registrant as specified in its charter)

Nevada	000-50193	46-0498798
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

141-757 West Hastings Street, Suite 228 Vancouver, BC Canada V6C 1A1
___________________________________________________________________________________________
(Address of principal executive offices)   (Zip Code)

Registrant’s telephone number, including area code: (778) 881-0939

2020 Main Street, Suite 500, Irvine CA 92614
_____________________________________________________________________________________________
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01      Entry into a Material Definitive Agreement.

Not applicable

Item 1.02      Termination of a Material Definitive Agreement.

Not applicable.

Item 1.03      Bankruptcy or Receivership.

Not applicable.

Section 2 - Financial Information

Item 2.01      Completion of Acquisition or Disposition of Assets.

Not applicable.

Item 2.02      Results of Operations and Financial Condition.

Not applicable.

Item 2.03      Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

Not applicable.

Item 2.04      Triggering Events That Accelerate or Increase a Direct Financial Obligation or an Obligation
 Under an Off-Balance Sheet Arrangement.

Not applicable.

Item 2.05      Costs Associated with Exit or Disposal Activities.

Not applicable.

Item 2.06      Material Impairments.

Not applicable.

Section 3 - Securities and Trading Markets

Item 3.01      Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard: Transfer of Listing.

Not applicable.

Item 3.02      Unregistered Sales of Equity Securities.

Not applicable.

Item 3.03      Material Modification to Rights of Security Holders.

Not applicable.

Section 4 - Matters Related to Accountants and Financial Statements

Item 4.01      Changes in Registrant’s Certifying Accountant.

Not applicable.

Item 4.02       Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or
Completed Interim Review.

Not applicable.

Section 5 - Corporate Governance and Management

Item 5.01      Changes in Control of Registrant.

Not applicable.

Item 5.02      Departure of Directors or Principal Officers; Election of Directors; Appointment of
Principal Officers.

Not applicable.

Item 5.03      Amendments to Articles of Incorporation or Bylaws: Change in Fiscal Year.

Not applicable.

Item 5.04      Temporary Suspension of Trading Under Registrant’s Employee Benefit Plans.

Not applicable.

Item 5.05      Amendments to the Registrant’s Code of Ethics, or Waiver of a Provision of the Code
of Ethics.

Not applicable.

Section 6 - [Reserved]

Not applicable.

Section 7 - Regulation FD

Item 7.01      Regulation FD Disclosure.

See Item 8.01.

Section 8 - Other Events

Item 8.01      Other Events.

We received approximately US$ 2 million (16,000,000 RMB) advance payment from Chi Shang Ling Yue Advertising Company Ltd. This is another payment further to the 10% down payment of about US$625,000 (RMB 5,184,000) announced in July. In April 2005, we signed a 1-year advertising contract with Chi Shang for US$6.25 million (RMB 51,840,000) for 30 outdoor area scrolling light boxes for their clients at the Guangzhou New Baiyun Airport. This payment will be used to advance the development of the company's airport projects.

A copy of the Press Release announcing this event is attached as Exhibit to this Report.

Section 9 - Financial Statements and Exhibits

Item 9.01      Financial Statements and Exhibits.

(a)    Financial Statements of Businesses Acquired.

Not applicable.

(b)    Pro Forma Financial Information.

Not applicable.

(c)    Exhibits.

Exhibit
Number  Description

99.1                      Press Release dated December 5, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHINA MEDIA1 CORP. (Registrant)

Date: December 15, 2005	By:	/s/ Ernest Cheung
Ernest Cheung, Chief Financial Officer and Secretary